T. Rowe Price Global Real Estate Fund

Supplement to Prospectus and Summary Prospectus dated March 1, 2025

In the Summary Prospectus and Section 1 of the Prospectus, the disclosure under “Management” is supplemented as follows:

Effective January 1, 2026, Gregg Korondi will join Jai Kapadia as the fund’s co-portfolio manager and cochair of the fund’s Investment Advisory Committee. On March 31, 2026, Mr. Kapadia will step down from his role on the fund and, effective April 1, 2026, Mr. Korondi will become the fund’s sole portfolio manager and sole chair of the fund’s Investment Advisory Committee. Mr. Korondi joined T. Rowe Price in 2020.

In Section 2 of the Prospectus, the disclosure under “Portfolio Management” is supplemented as follows:

Effective January 1, 2026, Gregg Korondi will join Jai Kapadia as the fund’s co-portfolio manager and cochair of the fund’s Investment Advisory Committee. On March 31, 2026, Mr. Kapadia will step down from his role on the fund and, effective April 1, 2026, Mr. Korondi will become the fund’s sole portfolio manager and sole chair of the fund’s Investment Advisory Committee. Mr. Korondi joined the Firm in 2020, and his investment experience dates from 1999. During the past five years, he has served as an equity research analyst covering real estate companies and a portfolio manager (beginning in 2024).

The date of this supplement is December 10, 2025.

F173-041 12/10/25